Exhibit 10.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is dated as of December 14, 2017, and executed by SS GROWTH OPERATING PARTNERSHIP, L.P. and certain affiliated entities signatory hereto (hereinafter, collectively, “Borrower”), the Lenders, and KEYBANK NATIONAL ASSOCIATION, (hereinafter, the “Administrative Agent”), for itself and for the Lenders in consideration of mutual covenants contained herein and benefits to be derived herefrom.  Unless otherwise defined herein, capitalized terms used herein shall have the same meaning provided for in the Original Credit Agreement.

RECITALS

WHEREAS, Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated July 31, 2014, as amended by that certain First Amendment to Credit Agreement dated as of January 23, 2015, that certain Second Amendment to Credit Agreement dated as of December 17, 2015, that certain Third Amendment to Credit Agreement dated as of March 28, 2016, that certain Fourth Amendment to Credit Agreement dated as of August 9, 2016, that certain Fifth Amendment to Credit Agreement dated as of July 26, 2017, that certain Sixth Amendment to Credit Agreement dated as of September 29, 2017 and that certain Seventh Amendment to Credit Agreement dated as of November 30, 2017 (as amended, the “Original Credit Agreement”), whereby the Lenders have agreed to make revolving loans to Borrower in accordance with the terms and conditions of the Original Credit Agreement; and

WHEREAS, Borrower, Administrative Agent, and the Lenders, have agreed, on the conditions provided for herein, to amend certain terms and provisions of the Original Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the Administrative Agent hereby covenant and agree as follows:

1.The definition of Maturity Date in the Original Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““Maturity Date” means December 31, 2017, subject to extension pursuant to Section 2.20.”

2.Additional Representations and Warranties.  Each Borrower represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by each Borrower and constitutes such Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrowers of this Amendment.

3.Continuing Validity.  Except as expressly amended hereby, the remaining terms and conditions of the Original Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to include references to the Original Credit Agreement, as amended by this Amendment.  It is intended that this Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

5.Multiple Counterparts.  For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same legal effect as originals.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Borrower and Administrative Agent have caused this Amendment to be duly executed and delivered as a sealed instrument as of the date first written above.

BORROWER:

SS GROWTH OPERATING PARTNERSHIP, L.P. a Delaware limited partnership

By:	Strategic Storage Growth Trust, Inc.,
a Maryland corporation, its General Partner

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 3252 N US HIGHWAY 1, LLC,

SSGT 4866 E RUSSELL RD, LLC,

SSGT 4349 S JONES BLVD, LLC

SSGT 1302 MARQUETTE DR, LLC

SSGT 1001 TOLLGATE RD, LLC

SSGT 1111 W GLADSTONE ST, LLC

SSGT 7760 LORRAINE AVE, LLC

SSGT 7211 ARLINGTON AVE, LLC

SSGT 3850 AIRPORT RD, LLC

SSGT 8239 BROADWAY ST, LLC

SSGT 1671 NORTHPARK DR, LLC

SSGT 500 LAREDO ST, LLC

SSGT BORDEN PARK, LLC

each a Delaware limited liability company

By:	Strategic Storage Growth Trust, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Eighth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jessica Lauerhass
Name:	Jessica Lauerhass
Title:	Assistant Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Eighth Amendment to Credit Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing Eighth Amendment to Credit Agreement and acknowledges and agrees that the undersigned remains obligated for the various obligations and liabilities of Borrower to the Administrative Agent and the Lenders under the Credit Agreement dated July 31, 2014, as amended, as provided for in that certain Guaranty dated July 31, 2014, executed by the undersigned.

STRATEGIC STORAGE GROWTH TRUST, INC.,
a Maryland corporation

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

[Guarantor Confirmation Page to Eighth Amendment to Credit Agreement]